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                                                                    Exhibit 10.2


                          SERVICO HOSPITALITY, INC.
                            Servico Centre-South
                             1601 Belvedere Road
                       West Palm Beach, Florida  33406
                           (Phone) (407) 689-9970
                            (Fax) (407) 689-0321


                                June 18, 1996



Seldin Properties
35th Street Corp.
Council Bluffs Downtown Center, Inc.
Wichita Airport Hotel, Inc.
Northview Properties, Inc.
Capitol Properties, Inc.
Southwest Hotel Company
c/o Seldin Company
Montclair Professional Center
13057 West Center Road
Omaha, Nebraska  68144
Attention:     Mr. Bill R. Myers
          Mr. Ted M. Seldin

     Re: Purchase Agreement dated as of May 1, 1996 by and between Servico Hospitality, Inc., Seldin Properties, 35th Street Corp., Council Bluffs Downtown Center, Inc., Wichita Airport Hotel, Inc., Northview Properties, Inc., Capitol Properties, Inc. and Southwest Hotel Company (the "Purchase Agreement") (capitalized terms utilized in this correspondence and not separately defined herein shall have the meanings ascribed to them in the Purchase Agreement)

Gentlemen:

     This correspondence shall confirm that the Purchase Agreement is amended as follows:

     1. Recital B and Section (cc) of Schedule "1" of the Purchase Agreement are hereby amended by deleting "$24.5 million" and "Twenty Four Million Five Hundred Thousand and No/100 Dollars ($24,500,000.00)," respectively, and replacing the same with "Twenty Three Million Three Hundred Thousand and No/100 Dollars ($23,300,000.00)."

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     2.   The second sentence of Section 4(a) of the Purchase Agreement is hereby amended by deleting "July 1, 1996" and replacing the same with "June 24, 1996."

     3. Buyer hereby expressly waives the conditions precedent to its performance under the Purchase Agreement which are set forth in Sections 3(a)(i) and (ii) of the Purchase Agreement, except with respect to the reference to Section 5 set forth in said Section 3(a)(ii) of the Purchase Agreement.

     4. The last sentence of Section (ee) of Schedule "2" to the Purchase Agreement is hereby amended by adding the word "not" between the words "does" and "elect."

     5. The last sentence of Section (jj) of Schedule "2" to the Purchase Agreement is hereby amended by adding the word "not" between the words "does" and "elect."

     6. Except as hereby amended, the Purchase Agreement shall remain unmodified and in full force and effect.

     This correspondence shall also confirm the following:

     A. As between Buyer and Seller, Section 3(a) of the Deposit Agreement is deleted in its entirety and except as hereby amended the Deposit Agreement remains unmodified and in full force and effect.

     B. Contemporaneous with the execution and delivery of this correspondence, Buyer shall deliver to Title Company the Deposit, which Buyer received from Title Company on June 18, 1996, to be held, maintained and disbursed by Title Company in accordance with the Deposit Agreement.

     C.   This correspondence may be executed in counterparts.

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     To evidence your agreement with all of the foregoing, please execute the enclosed copy of this correspondence and return the same to the undersigned immediately.


                              Very truly yours,

                              SERVICO HOSPITALITY, INC.



                              By/s/ David Buddemeyer
                                 Its President

Enclosure

Agreed and Accepted as of June 17, 1996


                              SELDIN PROPERTIES,
                              a Nebraska general partnership



                              By/s/ Theodore M. Seldin
                                Its General Partner


                              35TH STREET CORP.,
                              an Iowa corporation



                              By/s/ Theodore M. Seldin
                                Its President


                              COUNCIL BLUFFS DOWNTOWN CENTER,
                              INC.,
                              an Iowa corporation


                              By/s/ Theodore M. Seldin
                                Its Vice President


                              WICHITA AIRPORT HOTEL, INC.,
                              a Kansas corporation



                              By/s/ Theodore M. Seldin
                                Its Secretary


                              NORTHVIEW PROPERTIES, INC.,
                              a Nebraska corporation



                              By/s/ Theodore M.. Seldin
                                Its Secretary


                              CAPITOL PROPERTIES, INC.,
                              an Iowa corporation



                              By/s/ Theodore M. Seldin
                                Its Treasurer


                              SOUTHWEST HOTEL COMPANY,
                              a Nebraska corporation



                              By/s/ Theodore M. Seldin
                                Its President